UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549

                              FORM 8-K

                           CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange
                             Act of 1934


Date of Report (Date of earliest event reported):  June 17, 2004

                       HEMACARE CORPORATION
     (Exact name of registrant as specified in its charter)

                            California
           (State or other jurisdiction of incorporation)

     000-15223                           95-3280412
(Commission File No.)       (I.R.S. Employer Identification No.)

                      21101 Oxnard Street
                   Woodland Hills, CA 91367
       (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (818) 226-
1968

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ITEM 5.	 OTHER EVENTS AND REGULATION FD DISCLOSURE

The text of a press release dated June 17, 2004, issued by HemaCare Corporation ("HemaCare") announcing an investigational site agreement with Otsuka America Pharmaceutical and the termination of a blood center management contract with Dartmouth Hitchcock Hospital, is attached as Exhibit 99.1 hereto and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number  Description
--------------  ------------------------------------------------
    99.1        Press Release issued by HemaCare, dated June 17,
                2004


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 18,  2004	HEMACARE CORPORATION

                                    By: /s/ Judi Irving
                                    __________________________
				    Judi Irving,
                                    Chief Executive Officer
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                          EXHIBIT INDEX

Exhibit Number	     Description
--------------       ---------------------------------------------
   99.1              Press Release issued by HemaCare, dated
                     June 17, 2004

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